SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                        OF EACH OF THE LISTED PORTFOLIOS:

================================================================================

 DWS Variable Series I

 DWS Bond VIP                              DWS Growth & Income VIP
 DWS Capital Growth VIP                    DWS Health Care VIP
 DWS Global Opportunities VIP              DWS International VIP

================================================================================
 DWS Variable Series II

 DWS Balanced VIP                          DWS International Select Equity VIP
 DWS Blue Chip VIP                         DWS Janus Growth & Income VIP
 DWS Conservative Allocation VIP           DWS Large Cap Value VIP
 DWS Core Fixed Income VIP                 DWS Mid Cap Growth VIP
 DWS Davis Venture Value VIP               DWS Moderate Allocation VIP
 DWS Dreman High Return Equity VIP         DWS Money Market VIP
 DWS Dreman Small Mid Cap Value VIP        DWS Small Cap Growth VIP
 DWS Global Thematic VIP                   DWS Strategic Income VIP
 DWS Government & Agency Securities VIP    DWS Technology VIP
 DWS Growth Allocation VIP                 DWS Turner Mid Cap Growth VIP
 DWS High Income VIP

================================================================================

 DWS Investments VIT Funds

 DWS Equity 500 Index VIP                  DWS Small Cap Index VIP
 DWS RREEF Real Estate Securities VIP



The following information supplements disclosure under the "Market timing related regulatory and litigation matters" section of each portfolio's prospectuses:

Legal proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.


                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group
December 21, 2006

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' Web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.














               Please Retain This Supplement for Future Reference







December 21, 2006